NUVEEN NWQ GLOBAL ALL-CAP FUND

NUVEEN NWQ GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED SEPTEMBER 29, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017

The following changes are effective immediately:

1.	The section entitled “Investment Policies and Techniques—Equity Securities—Preferred Securities” is deleted and replaced with the following:

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

2.	The following subsection is added to the section entitled “Investment Policies and Techniques—Debt Securities”:

Contingent Capital Securities

Contingent capital securities (sometimes referred to as “CoCos”) are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers” linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NGEQSAI-0917P